UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT: August 09, 2011

HUIFENG BIO-PHARMACEUTICAL TECHNOLOGY, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-32253	87-0650264
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification Number)
of incorporation)

16B/F Ruixin Bldg., No. 25 Gaoxin Road
Xi’an 710075, Shaanxi Province, China
(Address of principal executive offices)

86-29-8822 4682
 (Registrant’s telephone number, including area code)

Copy of Communications to:
Bernard & Yam, LLP
Attn: Man Yam, Esq.
401 Broadway, Suite 1708
New York, NY 10013
Phone: 212-219-7783
Facsimile: 212-219-3604

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 09, 2011, the Board of Directors of Huifeng Bio-Pharmaceutical Technology, Inc.(“Company”) approves the engagement of Patrizio & Zhao, LLC as the Company’s new independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huifeng Bio-Pharmaceutical Technology, Inc.

	By:	/s/ Jing’an Wang
Jing’an Wang
Date: August 12, 2011		Chief Executive Officer